UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021

Compass Minerals International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 West 109th Street

Suite 100

Overland Park, KS 66210

(Address of principal executive offices)

(913) 344-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Compensation of Chief Financial Officer

On October 27, 2021, Compass Minerals International, Inc. (the “Company”) announced the hiring and appointment of Lorin Crenshaw as Chief Financial Officer. Mr. Crenshaw is expected to join the Company on December 1, 2021.

Mr. Crenshaw, age 46, brings to the Company more than 25 years of financial experience. Mr. Crenshaw is joining the Company from Orion Engineered Carbons S.A., a global supplier of specialty and high-performance carbon black, where he has served as Chief Financial Officer since 2019. From 2009 to 2019, Mr. Crenshaw served at Albemarle Corporation, where he held the role of Chief Financial Officer of Albemarle’s global lithium business from 2016 to 2019. Prior to this role, he held positions of increasing responsibility at Albemarle, including as Treasurer and Head of Investor Relations. His experience also includes over 10 years as an equity and debt investor, respectively, at Citigroup Asset Management and PGIM Private Capital, formerly Prudential Capital Group.

The Company entered into a letter agreement, effective October 22, 2021, with Mr. Crenshaw (the “Offer Letter”), establishing his compensation as Chief Financial Officer.

Pursuant to the terms of the Offer Letter, Mr. Crenshaw’s base salary will be $537,500 per year. Mr. Crenshaw’s targeted cash bonus under the Company’s Management Annual Incentive Program (“MAIP”) will be calculated at 70% of his base salary, with any bonus payments dependent on the Company’s pre-established performance goals.

Mr. Crenshaw will also be eligible to receive equity awards as part of the Company’s Long-Term Incentive Program, with a target equity award value of 190% of his annual base salary. For fiscal year 2022, he will receive these equity awards on his start date without any proration.

As provided in the Offer Letter and in addition to the equity awards received for fiscal year 2022 under the Company’s Long-Term Incentive Program as described above, Mr. Crenshaw will also receive a “make-whole” employment inducement award consisting of (i) a one-time cash bonus of $780,000, with $75,000 payable within 30 days of his start date, $630,000 payable within 30 days of January 1, 2022, and $75,000 payable within 30 days of the first anniversary of his start date, (ii) a one-time grant of restricted stock units with a value of $250,000, vesting ratably over two years, and (iii) a one-time grant of performance stock units (“PSUs”) with a value of $785,000, with 50% of these PSUs cliff vesting on the two-year anniversary of his start date and 50% of these PSUs cliff vesting on the three-year anniversary of his start date, in each case subject to satisfaction of relative total shareholder return performance metrics established by the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors.

Mr. Crenshaw will also be eligible to participate in the employee benefit plans and programs generally available to the Company’s executive officers. Under the term of the Offer Letter, he will be eligible to receive up to six months of temporary housing. The Offer Letter provides that Mr. Crenshaw’s employment with the Company is at-will.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which is attached as Exhibit 10.1 and incorporated by reference herein. Mr. Crenshaw and the Company will also enter into the Company’s standard Change in Control Severance Agreement and Restrictive Covenant Agreement. Mr. Crenshaw will also be designated as an eligible executive under the Company’s Executive Severance Plan.

There is no arrangement or understanding between Mr. Crenshaw and any other person pursuant to which Mr. Crenshaw was appointed as Chief Financial Officer. Furthermore, there are no transactions between Mr. Crenshaw (or any member of his immediate family) and the Company (or any of its subsidiaries) that would be required to be reported under Item 404(a) of Regulation S-K.

The Company issued a press release announcing Mr. Crenshaw’s appointment on October 27, 2021. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Appointment of Chief Commercial Officer

On October 27, 2021, the Company announced the appointment of James D. Standen as Chief Commercial Officer. Mr. Standen is currently serving as the Company’s Chief Financial Officer and will assume the position of Chief Commercial Officer on Mr. Crenshaw’s start date.

Departure of Executive Officer

On October 27, 2021, the Company announced that S. Bradley Griffith, a named executive officers of the Company, departed the Company effective October 27, 2021. Mr. Griffith had served as Chief Commercial Officer of the Company. Mr. Griffith is entitled to severance payments under the Company’s Executive Severance Plan. Additionally, in connection with his departure, Mr. Griffith was offered additional severance in an amount that represents his annual cash bonus relating to fiscal year 2021 (less applicable deductions and withholdings), based on actual fiscal year 2021 performance and determined by the Compensation Committee and paid in the same manner as annual cash bonuses relating to fiscal year 2021 are otherwise determined by the Compensation Committee and paid with respect to similarly situated employees, within 60 days after Mr. Griffith’s departure date. As a condition to receiving these severance payments, Mr. Griffith must sign a final release and waiver of claims in the form attached as Exhibit 10.2, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Letter Agreement, effective October 22, 2021, between Compass Minerals International Inc. and Lorin Crenshaw.

10.2	Form of Final Release and Waiver of Claims between Compass Minerals International Inc. and S. Bradley Griffith.

99.1	Press release issued by Compass Minerals International, Inc. on October 27, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: October 27, 2021	By:	/s/ James D. Standen
Name: James D. Standen
Title: Chief Financial Officer